UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2008
MAD CATZ INTERACTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7480 Mission Valley Road, Suite 101
San Diego, California 92108
(Address of Principal Executive Offices)

(619) 683-9830
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 1.01	Entry into a Material Definitive Agreement
          On September 30, 2008, the Board of Directors of Mad Catz Interactive, Inc. (the “Company”) approved an increase of the current annual retainer fee paid to non-employee directors of the Company from $35,000 to $50,000, effective September 30, 2008. The other components of the compensation program for non-employee directors of the Company remain the same.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          On September 30, 2008, the independent members of the Company’s Board of Directors approved the cost of living salary increases set forth below for the Company’s executive officers effective as of the beginning of the Company’s 2009 fiscal year in accordance with the Company’s previously reported executive compensation program.

		FY 2008	$	FY 2009
Name	Title	Base Salary	Increase	Base Salary
Darren Richardson	President and Chief Executive Officer of the Company	$387,375	$11,621	$398,996

Stewart Halpern	Chief Financial Officer of the Company	$251,856	$7,556	$259,412

Whitney Peterson	Vice President — Corporate Development and General Counsel of Mad Catz, Inc.	$251,856	$7,556	$259,412

Kitty Lo	General Manager — Asian Operations of Mad Catz, Inc.	$193,573	$1,452	$195,025

Brian Andersen	General Manager — European Operations of Mad Catz, Inc.	$198,000	$1,485	$199,485
          On September 30, 2008, the independent members of the Company’s Board of Directors also approved an executive bonus plan for the Company’s fiscal year 2009. Bonuses awarded under the executive bonus plan will be based primarily upon the Company’s earnings per share in fiscal year 2009, in addition to other performance objectives approved by the independent members of the Company’s Board of Directors.

		Target Award as
Name	Title	% of Salary	Target Award
Darren Richardson	President and Chief Executive Officer of the Company	60%	$239,398

Stewart Halpern	Chief Financial Officer of the Company	50%	$129,706

Whitney Peterson	Vice President — Corporate Development and General Counsel of Mad Catz, Inc.	50%	$129,706

Kitty Lo	General Manager — Asian Operations of Mad Catz, Inc.	50%	$97,513

Brian Andersen	General Manager — European Operations of Mad Catz, Inc.	50%	$99,743

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2008	MAD CATZ INTERACTIVE, INC.
	By:	/s/ Stewart Halpern
Name: Stewart Halpern
Its: Chief Financial Officer